77Q1(a)(1)


Articles of Amendment of American Century
Capital Portfolios, Inc., dated July 5, 2017 (filed electronically as Exhibit a64 to Post-Effective
Amendment No. 96 to the Registration Statement of the Registrant filed on July 28, 2017, File No. 33-
64872, and incorporated herein by reference).